UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On June 28, 2019, Marriott International, Inc. (“Marriott” or the “Company”) entered into the Fifth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent and certain banks (the “Amended Agreement”). The Amended Agreement amends and restates Marriott’s $4.00 billion multicurrency revolving credit agreement, dated as of June 10, 2016 (filed as Exhibit 10 to the Company’s Form 8-K filed on June 13, 2016) (the “2016 Agreement”).

The Amended Agreement extends the maturity date of the 2016 Agreement from June 10, 2021 to June 28, 2024. In addition, the Amended Agreement increases the facility size from $4.00 billion to $4.50 billion of aggregate commitments.

The Amended Agreement revises certain provisions to account for recent changes in U.S. GAAP, adjusts the calculations of “Adjusted Total Debt” and “EBITDA,” eliminates the U.S. dollar denominated swing line subfacility included in the 2016 Agreement (including instead an option to borrow loans denominated in U.S. dollars on a same-day basis at the LIBOR Daily Floating Rate (as defined in the Amended Agreement)), and adjusts certain other provisions to reflect current documentation standards and other agreed modifications.

Under the Amended Agreement, borrowings generally bear interest at LIBOR plus a spread based on the Company’s public debt rating. Marriott also pays quarterly fees at a rate based on the Company’s public debt rating. The Amended Agreement includes customary events of default. Except as described above, the material terms of the 2016 Agreement generally remain unchanged.

The foregoing description of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement, a copy of which is attached as Exhibit 10 to this Form 8-K and is incorporated by reference into this Item 1.01.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is filed with this report:

Exhibit 10	U.S. $4,500,000,000 Fifth Amended and Restated Credit Agreement dated as of June 28, 2019 with Bank of America, N.A. as administrative agent and certain banks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.
Date: July 1, 2019
	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer